UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2007

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

          DELAWARE                        0-26483               94-3236309
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
incorporation or organization)            Number)         Identification Number)

        349 OYSTER POINT BOULEVARD, SOUTH SAN FRANCISCO, CALIFORNIA 94080
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (650) 624-1000

   --------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 5--CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On May 18, 2007, the Board of Directors of VaxGen, Inc. ("the Company" or "VaxGen") elected Jack M. Anthony as director to fill a newly created vacancy on VaxGen's Board of Directors. The VaxGen Board appointed Mr. Anthony to its Strategic Transaction Committee. Upon his election, Mr. Anthony was granted an option to purchase 30,000 shares of VaxGen's common stock at an exercise price of $1.60 per share. Mr. Anthony will be entitled to receive VaxGen's standard annual board retainer of $25,000 and a quarterly retainer of $25,000 for service on the Strategic Transaction Committee.

      Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in that press release of a reference to VaxGen's internet address shall, under any circumstances, be deemed to incorporate the information available at such internet address into this Current Report on Form 8-K. The information available at such internet address is not part of this Current Report on Form 8-K or any other report filed by VaxGen with the Securities and Exchange Commission.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On May 18, 2007, the Board of Directors of VaxGen amended section 15 of VaxGen's bylaws to specify that the authorized number of directors of VaxGen will be fixed in accordance with VaxGen's certificate of incorporation or, if not so specified in the certificate of incorporation, by resolution of the Board of Directors. The bylaws of the Company, as amended and restated, are attached as Exhibit 3.1 to this report and are incorporated herein by reference.

                             SECTION 8--OTHER EVENTS

Item 8.01.  Other Events.

      On May 22, 2007, VaxGen issued a press release regarding Mr. Anthony's election and progress on strategic transactions, titled "VaxGen Appoints Jack Anthony as Director and Provides Progress Update on Strategic Transaction." This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

                  SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

   (a)   Financial Statements of Businesses Acquired. Not applicable.

   (b)   Pro Forma Financial Information. Not applicable.

   (c)   Shell Company Transactions. Not applicable

   (d)   Exhibits.

Exhibit No.    Description
-----------    -----------

99.1 Press Release dated May 22, 2007, titled, "VaxGen Appoints Jack Anthony as Director and Provides Progress Update on Strategic Transaction".

3.1            Amended and Restated Bylaws, dated May 18, 2007.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VaxGen, Inc.
                                            (Registrant)

Dated: May 23, 2007                     By: /s/ Matthew J. Pfeffer
                                            ------------------------------------
                                              Matthew J. Pfeffer
                                              Senior Vice President, Finance and
                                              Administration and Chief Financial
                                              Officer

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1 Press Release dated May 22, 2007, titled, "VaxGen Appoints Jack Anthony as Director and Provides Progress Update on Strategic Transaction".

3.1            Amended and Restated Bylaws, dated May 18, 2007.